Exhibit 7


                             JOINT FILING AGREEMENT


            Each of the undersigned parties hereby agrees that the Schedule 13D filed herewith is filed jointly, pursuant to Rule 13d-1(f)(1) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, on behalf of each of them.


Dated:  March 5, 1999

                              CAPITAL Z FINANCIAL SERVICES FUND II, L.P.

                              By: Capital Z Partners, L.P., its General Partner

                              By: Capital Z Partners, Ltd., its General Partner

                              By: /s/ Steven M. Gluckstern
                                  ----------------------------------------------
                                  Name: Steven M. Gluckstern
                                  Title: Chairman of the Board



                              CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.

                              By: Capital Z Partners, L.P., its General Partner

                              By: Capital Z Partners, Ltd., its General Partner

                              By: /s/ Steven M. Gluckstern
                                  ----------------------------------------------
                                  Name: Steven M. Gluckstern
                                  Title: Chairman of the Board


                              CAPITAL Z PARTNERS, L.P.,

                              By:   Capital Z Partners, Ltd.
                                    its General Partner

                              By: /s/ Steven M. Gluckstern
                                  ----------------------------------------------
                                  Name: Steven M. Gluckstern
                                  Title: Chairman of the Board



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                              CAPITAL Z PARTNERS, LTD.,

                              By: /s/ Steven M. Gluckstern
                                  ----------------------------------------------
                                  Name: Steven M. Gluckstern
                                  Title: Chairman of the Board


                                  /s/ Steven M. Gluckstern
                                  ----------------------------------------------
                                  Steven M. Gluckstern


                                  /s/ Robert A. Spass
                                  ----------------------------------------------
                                  Robert A. Spass